Exhibit 10.4
AMENDMENT NO. 2
TO THE
ADVISORY AGREEMENT
    This amendment no. 2 to the Advisory Agreement dated as of July 3, 2013 (the “Advisory Agreement”), between KBS Strategic Opportunity REIT II, Inc., a Maryland corporation (the “Company”), and KBS Capital Advisors LLC, a Delaware limited liability company (the “Advisor”), is entered as of June 26, 2014 (the “Amendment”). Capitalized terms used herein but not defined shall have the meanings set forth in the Advisory Agreement.
WHEREAS, upon the terms set forth in this Amendment, the Advisor has agreed to amend certain terms related to the duration of the Advisory Agreement;
NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisor agree to amend the Advisory Agreement as follows:

1.	Term. Section 13.01of the Advisory Agreement is hereby amended and restated in its entirety as follows:
13.01 Term. This Agreement shall commence upon the date hereof and shall terminate upon the commencement of a Public Offering.
2.Ratification; Effect on Advisory Agreement.

a.	Ratification. The Advisory Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

b.
Effect on the Advisory Agreement. On and after the date hereof, each reference in the Advisory Agreement to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall mean and be a reference to the Advisory Agreement as amended hereby.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

By:	/s/ Keith D. Hall
Keith D. Hall, Chief Executive Officer

KBS CAPITAL ADVISORS LLC

By:	GKP Holding LLC, a Manager

By:	/s/ Peter McMillan III
Peter McMillan III, Manager

By:	/s/ Keith D. Hall
Keith D. Hall, Manager

By:	Schreiber Real Estate Investments, L.P., a Manager

By:	Schreiber Investments, LLC, as general partner

By:	/s/ Peter McMillan III
Peter McMillan III, Manager